 Exhibit 10.1
 CONFIDENTIAL TREATMENT

Supplemental Agreement No. 65

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 8, 2010, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

WHEREAS, Boeing and Buyer have agreed to revise the Option Exercise Date of four (4) Option Aircraft as follows (Revised Exercise Date for Option Aircraft):

Aircraft Delivery Mo. & Yr.	Number of Option Aircraft	New Option Exercise Date
Aug-2011	2	July 1, 2010
Sep-2011	1	July 1, 2010
Oct-2011	1	July 1, 2010

and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

***Pursuant to 17 CRF 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

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2.	Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto to reflect the changes to the Option Exercise Date for the Revised Exercise Date for Option Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: _/s/ Isabelle Sessions_______	By: /s/ Scott Topping__________
Its: Attorney-In-Fact ________	Its:_VP Treasurer______________

P.A. No. 1810	SA-65-2
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TABLE OF CONTENTS

ARTICLES		Page Number	SA Number

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA	SA-65

TABLE OF CONTENTS CON'T

TABLE		SA Number

1.	Aircraft Information Table	SA-63

2.	Option Aircraft Information Table	SA-65

EXHIBITS

A	Aircraft Configuration	SA-61

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	ii
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TABLE OF CONTENTS CON'T

RESTRICTED LETTER AGREEMENTS		SA Number

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	iii
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TABLE OF CONTENTS CON'T

RESTRICTED LETTER AGREEMENTS		SA Number

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810	iv
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6-1162-NIW-1983 ***	SA-62

SWA-PA-1810-LA-1000419 ***	SA64

P.A. No. 1810	v
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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Price Description of Option Aircraft:
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block U Option Aircraft	***	***	***	July 1999
(without Winglets)
Block U-W Option Aircraft	***	***	***	July 1999
(with Winglets)
Block U-W-1 Option Aircraft	***	***	***	July 1999

Delivery of Purchase Right Aircraft:		Quantity	54
Delivery Period of Purchase Right Aircraft:		Complete delivery not later than Dec. 31, 2018
Condition of Offer for Purchase Right Aircraft:		Subject to Available Position

Remaining Option Aircraft:		56

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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Aircraft	Number of	Option	Adv Payment Base *
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Aug-2011	2	U-W-1	***	July 1, 2010
Sep-2011	1	U-W-1	***	July 1, 2010
Oct-2011	1	U-W-1	***	July 1, 2010
Feb-2012	1	U-W-1	***	October 1, 2010
Mar-2012	1	U-W-1	***	November 1, 2010
Apr-2012	1	U-W-1	***	December 1, 2010
May-2012	1	U-W-1	***	January 3, 2011
Jun-2012	1	U-W-1	***	February 1, 2011
Jul-2012	1	U-W-1	***	March 1, 2011
Aug-2012	1	U-W-1	***	April 1, 2011
Sep-2012	1	U-W-1	***	May 2, 2011
Nov-2012	1	U-W-1	***	July 1, 2011
Dec-2012	1	U-W-1	***	August 1, 2011
Jan-2013	1	U-W-1	***	October 3, 2011
Feb-2013	1	U-W-1	***	October 3, 2011
Apr-2013	1	U-W-1	***	January 2, 2012
May-2013	1	U-W-1	***	February 1, 2012
Jan-2014	1	U-W-1	***	September 1, 2012
Feb-2014	1	U-W-1	***	October 1, 2012
Mar-2014	2	U-W-1	***	November 1, 2012
Apr-2014	2	U-W-1	***	December 1, 2012
Sep-2014	1	U-W-1	***	May 1, 2013
Jan-2015	1	U-W-1	***	September 1, 2013
Feb-2015	1	U-W-1	***	October 1, 2013
Nov-2015	1	U-W-1	***	July 1, 2014
Jan-2016	1	U-W-1	***	September 1, 2014
Mar-2016	1	U-W-1	***	November 3, 2014
Apr-2016	1	U-W-1	***	December 1, 2014
May-2016	1	U-W-1	***	January 1, 2015
Jun-2016	1	U-W-1	***	February 2, 2015
Jul-2016	1	U-W-1	***	March 2, 2015
Aug-2016	1	U-W-1	***	April 1, 2015
Sep-2016	1	U-W-1	***	May 1, 2015
Oct-2016	1	U-W-1	***	June 1, 2015
Nov-2016	1	U-W-1	***	July 1, 2015
Dec-2016	1	U-W-1	***	August 3, 2015
Jan-2017	1	U-W-1	***	September 1, 2015
Feb-2017	1	U-W-1	***	October 1, 2015
Mar-2017	1	U-W-1	***	November 2, 2015
Apr-2017	1	U-W-1	***	December 1, 2015
May-2017	1	U-W-1	***	Janaury 1, 2016
Jun-2017	1	U-W-1	***	February 1, 2016
Jul-2017	1	U-W-1	***	March 1, 2016
Aug-2017	2	U-W-1	***	April 1, 2016
Sep-2017	2	U-W-1	***	May 2, 2016
Oct-2017	2	U-W-1	***	June 1, 2016
Nov-2017	2	U-W-1	***	July 1, 2016
Dec-2017	2	U-W-1	***	August 1, 2016
Total	56

* Advance Payment Base Price for Option Aircraft scheduled for delivery prior to Jan 2015 is based on 4th Qtr 2005 forecast
* Advance Payment Base Price for Option Aircraft scheduled for delivery starting in Jan 2015 is based on 4th Qtr 2007 forecast

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